Green Tree Financial Corp.
Net Interest Margin Trust 1995-A
September, 1999
Payment: October 15, 1999

              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                             Cusip #                   393534AC6
                                             Trust Account #          33-34309-0
                                             Distribution Date: October 15, 1999

                                                                                       Per $1,000
Securitized Net Interest Margin Certificates                                            Original
--------------------------------------------                                            --------
1.            Amount Available                                          1,115,894.35

Interest

2.            Aggregate Interest                                          966,922.18    3.13935773


3.            Amount Applied to:
              (a)         accrued but unpaid Interest

4.            Remaining:
              (a)         accrued but unpaid Interest

5.            Monthly Interest                                            966,922.18

Principal

6.            Current month's principal distribution                      148,972.17    0.48367588

7.            Remaining outstanding principal balance                 159,893,320.10   519.1341562
              Pool Factor                                                 0.51913416

8.            Present value of the projected remaining aggregate
              cashflows of the Finance I Assets and the
              Residual Assets, as of the immediately
              preceding Distribution Date                             413,956,840.50 **

9.            Aggregate amount on deposit in Reserve Fund               7,500,000.00

10.           Subordinated Certificateholder payment  (interest
              earnings on Reserve Fund, pursuant to Section 5.8)           29,179.45

11.           Aggregate principal balance of loans
              refinanced by Green Tree Financial                        4,702,656.89

12.           Weighted average CPR                                            12.90%

13.           Weighted average CDR                                             3.80%

14.           Annualized net loss percentage                                   2.15%

15.           Delinquency             30-59 day                                1.75%
                                      60-89 day                                0.60%
                                      90+ day                                  0.90%
                                      Total 30+                                3.25%

First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 9/15/99.

Green Tree Financial
Net Interest Margin Trust 1995-A
September, 1999
Payment: October 15, 1999




                                            Fee Assets
                          -----------------------------------------------------
                                Guarantee           Inside          Fee Asset
                                  Fees               Refi             Total
                          -----------------------------------------------------

GTFC 1994-5                       45,338.62        28,292.11         73,630.73
GTFC 1994-6                            0.00        42,395.48         42,395.48
GTFC 1994-7                            0.00        21,871.54         21,871.54
GTFC 1994-8                            0.00        50,972.05         50,972.05
GTFC 1995-1                            0.00        25,991.01         25,991.01
GTFC 1995-2                            0.00             0.00              0.00
GTFC 1995-3                            0.00        95,218.97         95,218.97
GTFC 1995-4                      146,843.63        14,041.63        160,885.26
GTFC 1995-5                            0.00             0.00              0.00
                          -----------------------------------------------------

                                 192,182.25       278,782.79        470,965.04

Total amount of Guarantee Fees and

     Inside Refinance Payments                                      470,965.04

Subordinated Servicing Fees                                         384,696.96

Payment on Finance 1 Note                                           855,662.00

Allocable to Interest (current)                                     697,734.44

Allocable to accrued but unpaid Interest                                  0.00

Accrued and unpaid Trustee Fees                                           0.00

Allocable to Principal                                              157,927.56

Finance 1 Note Principal Balance                                115,329,151.70

Green Tree Financial
Net Interest Margin Trust 1995-A
September, 1999
Payment: October 15, 1999





                                                 Inside
                               Residual           Refi           Total
                          ----------------------------------------------

GTFC 1994-5                         0.00             0.00          0.00
GTFC 1994-6                         0.00             0.00          0.00
GTFC 1994-7                         0.00             0.00          0.00
GTFC 1994-8                         0.00             0.00          0.00
GTFC 1995-1                         0.00             0.00          0.00
GTFC 1995-2                    67,284.41        39,513.87    106,798.28
GTFC 1995-3                         0.00             0.00          0.00
GTFC 1995-4                         0.00             0.00          0.00
GTFC 1995-5                    81,887.81        71,546.26    153,434.07
                          ----------------------------------------------

                              149,172.22       111,060.13    260,232.35

                          Total Residual and Inside

                              Refinance Payments             260,232.35